UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 28, 2008

                        AUSTRALIAN OIL & GAS CORPORATION
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                       000-26721               84-1379164
         --------                       ---------               ----------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
     of Incorporation)                 File Number)         Identification No.)


2480 North Tolemac Way, Prescott, Arizona                         86305
-----------------------------------------                         -----
(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (928) 778 1450


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01 Completion of Disposition of Assets

REARRANGEMENT OF BROWSE JOINT VENTURE
FARMOUT OF WA-332-P, WA-333-P AND WA-342-P
PREPARATION FOR DRILLING BRAVEHEART 1 WELL

Our wholly owned subsidiary, Alpha Oil & Natural Gas Pty Ltd ("Alpha") together with its joint venturers, has entered into a farmout agreement with respect to WA-332-P, WA-333-P and WA-342-P ("Permits") with Gascorp Australia Pty Ltd ("Gascorp") whereby Gascorp has agreed to earn a 15% interest in each of the Permits in return for the obligation of Gascorp to expend $1,120,000 in acquiring approximately 490 line kilometres of new 2D seismic data in the Permits and in acquiring a drill site survey over a possible location to test the Braveheart prospect. The seismic survey is planned to provide coverage of leads within WA-332-P as well as assist in the determination of the location of a Braveheart 1 well, which is expected to be drilled in WA-333-P in late 2009. As a result of this farmout, Alpha's interest in each of the three permits has reduced from 20% to 17%.

In addition to this farmout, the participants in each of the Permits have elected to form new 100% owned subsidiary companies and have agreed to transfer their respective interests to such wholly owned subsidiaries. Alpha has incorporated Braveheart Oil & Gas Pty Ltd as a wholly owned subsidiary of AOGC to which it has assigned its residual 17% interest in each of the Permits. These transactions have been submitted to the Designated Authority (Commonwealth of Australia) for approval.

The participants in the Browse Joint Venture have contracted to engage the services of Australian Drilling Associates Pty Ltd to provide project management services to support the conduct of drilling operations and to gain access to one drilling slot in a group sponsored multi-well program utilising the semi-submersible drilling rig, the Songa Venus. The drilling slot is to be used for the drilling of the Braveheart 1 well.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AUSTRALIAN OIL & GAS CORPORATION

Date: 28 October, 2008            By: /s/ E. Geoffrey Albers
                                      ----------------------
                                          E. Geoffrey Albers
                                          President


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